Exhibit 99

NEWS

RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Matt Downing
Mayfield Village, Ohio 44143	(440) 395-4222
http://www.progressive.com

PROGRESSIVE REPORTS DECEMBER RESULTS AND ANNUAL DIVIDEND AMOUNT

MAYFIELD VILLAGE, OHIO — January 18, 2013 — The Progressive Corporation today reported the following results for December and the fourth quarter 2012:

	Month			Quarter
(millions, except per share amounts and ratios; unaudited)	2012	2011	Change	2012	2011	Change
Net premiums written	$1,137.5	$1,011.5	12%	$3,839.3	$3,538.1	9%
Net premiums earned	$1,266.1	$1,164.7	9%	$4,105.6	$3,776.9	9%
Net income	$95.1	$76.3	25%	$249.1	$256.7	(3)%
Per share	$.16	$.12	26%	$.41	$.42	(2)%
Total pretax net realized gains (losses) on securities (including net impairment losses)	$27.6	$(23.1)	NM	$62.1	$29.5	111%
Combined ratio	93.5	91.2	2.3 pts.	94.6	93.0	1.6 pts.
Average equivalent shares	605.5	611.6	(1)%	605.4	613.4	(1)%
NM = Not Meaningful

(thousands; unaudited)	December	December
	2012	2011	Change
Policies in Force:
Agency – auto	4,790.4	4,648.5	3%
Direct – auto	4,000.1	3,844.5	4%

Total personal auto	8,790.5	8,493.0	4%
Total special lines	3,944.8	3,790.8	4%

Total Personal Lines	12,735.3	12,283.8	4%

Total Commercial Auto	519.6	509.1	2%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPREHENSIVE INCOME STATEMENT

December 2012

(millions)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,137.5

Revenues:
Net premiums earned	$1,266.1
Investment income	39.1
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(1.0)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	0

Net impairment losses recognized in earnings	(1.0)
Net realized gains (losses) on securities	28.6

Total net realized gains (losses) on securities	27.6
Service revenues	2.1

Total revenues	1,334.9

Expenses:
Losses and loss adjustment expenses	932.5
Policy acquisition costs	109.2
Other underwriting expenses	141.8
Investment expenses	1.1
Service expenses	2.4
Interest expense	10.2

Total expenses	1,197.2

Income before income taxes	137.7
Provision for income taxes	42.6

Net income	95.1

Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for valuation changes	.3
Other net unrealized gains (losses) on securities	(11.3)

Total net unrealized gains (losses) on securities	(11.0)
Net unrealized gains on forecasted transactions	(.1)
Foreign currency translation adjustment	.1

Other comprehensive income (loss)	(11.0)

Total comprehensive income	$84.1

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2011 audited consolidated financial statements included in our 2011 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPREHENSIVE INCOME STATEMENTS

Year Ended December 2012

(millions)

(unaudited)

	Year
	2012	2011	% Change
Net premiums written	$16,372.7	$15,146.6	8

Revenues:
Net premiums earned	$16,018.0	$14,902.8	7
Investment income	443.0	480.0	(8)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(7.3)	(6.0)	22
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses[1]	(.7)	.5	NM

Net impairment losses recognized in earnings	(8.0)	(5.5)	45
Net realized gains (losses) on securities	314.8	108.1	191

Total net realized gains (losses) on securities	306.8	102.6	199
Service revenues	36.1	22.8	58
Gains (losses) on extinguishment of debt	(1.8)	(.1)	1700

Total revenues	16,802.1	15,508.1	8

Expenses:
Losses and loss adjustment expenses	11,948.0	10,634.8	12
Policy acquisition costs	1,436.6	1,399.2	3
Other underwriting expenses	1,924.5	1,821.5	6
Investment expenses	15.4	13.5	14
Service expenses	36.1	19.4	86
Interest expense	123.8	132.7	(7)

Total expenses	15,484.4	14,021.1	10

Income before income taxes	1,317.7	1,487.0	(11)
Provision for income taxes	415.4	471.5	(12)

Net income	902.3	1,015.5	(11)

Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for valuation changes	5.1	(3.6)	NM
Other net unrealized gains (losses) on securities	174.8	(80.9)	NM

Total net unrealized gains (losses) on securities	179.9	(84.5)	NM
Net unrealized gains on forecasted transactions	(1.8)	(6.8)	(74)
Foreign currency translation adjustment	.4	.1	300

Other comprehensive income (loss)	178.5	(91.2)	NM

Total comprehensive income	$1,080.8	$924.3	17

NM = Not Meaningful

[1]

A negative amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE

&

INVESTMENT RESULTS

December 2012

(millions – except per share amounts)

(unaudited)

The following table sets forth the computation of net income per share and comprehensive income per share:

	Current	Year
	Month	2012	2011
Net income	$95.1	$902.3	$1,015.5

Per share:
Basic	$.16	$1.50	$1.61
Diluted	$.16	$1.48	$1.59
Comprehensive income	$84.1	$1,080.8	$924.3

Per share:
Diluted	$.14	$1.78	$1.45
Average shares outstanding - Basic	600.2	603.3	632.3
Net effect of dilutive stock-based compensation	5.3	4.5	4.6

Total equivalent shares - Diluted	605.5	607.8	636.9

The following table sets forth the investment results for the period:

	Current	Year
	Month	2012	2011
Fully taxable equivalent total return:
Fixed-income securities	.2%	5.5%	3.4%
Common stocks	1.3%	16.7%	2.5%
Total portfolio	.3%	6.8%	3.2%
Pretax annualized investment income book yield	3.1%	2.9%	3.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

December 2012

($ in millions)

(unaudited)

	Current Month
				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$578.1	$446.7	$1,024.8	$112.7	$0	$1,137.5
% Growth in NPW	12%	14%	13%	12%	NM	12%
Net Premiums Earned	$638.6	$495.3	$1,133.9	$132.2	$0	$1,266.1
% Growth in NPE	8%	9%	8%	13%	NM	9%

GAAP Ratios
Loss/LAE ratio	73.8	74.0	73.9	70.1	NM	73.7
Expense ratio	20.6	18.5	19.7	21.1	NM	19.8

Combined ratio	94.4	92.5	93.6	91.2	NM	93.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$13.2
Current accident year						(10.6)

Calendar year actuarial adjustment	$.6	$2.8	$3.4	$(.8)	$0	$2.6

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$13.2
All other development						7.9

Total development						$21.1

Calendar year loss/LAE ratio						73.7

Accident year loss/LAE ratio						75.4

Statutory Ratios
Loss/LAE ratio						73.7
Expense ratio						20.9

Combined ratio						94.6

[1]

The other businesses generated an underwriting loss of $1.9 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Year Ended December 2012

($ in millions)

(unaudited)

	Year
				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$8,247.0	$6,389.8	$14,636.8	$1,735.9	$0	$16,372.7
% Growth in NPW	7%	8%	8%	13%	NM	8%
Net Premiums Earned	$8,103.9	$6,264.2	$14,368.1	$1,649.0	$0.9	$16,018.0
% Growth in NPE	6%	8%	7%	12%	NM	7%
GAAP Ratios
Loss/LAE ratio	75.2	74.2	74.8	72.6	NM	74.6
Expense ratio	20.6	21.2	20.8	22.2	NM	21.0

Combined ratio	95.8	95.4	95.6	94.8	NM	95.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$85.1
Current accident year						(48.3)

Calendar year actuarial adjustment	$11.9	$28.2	$40.1	$(2.9)	$(.4)	$36.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$85.1
All other development						(107.1)

Total development						$(22.0)

Calendar year loss/LAE ratio						74.6

Accident year loss/LAE ratio						74.5

Statutory Ratios
Loss/LAE ratio						74.6
Expense ratio						20.6

Combined ratio						95.2

Estimated Statutory Surplus[3]						$5,605.1

NM = Not Meaningful

[1]	Year to date, the other businesses generated an underwriting loss of $5.8 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.
[3]	During December, our insurance subsidiaries declared $400.9 million of dividends, net of capital contributions.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

December
2012
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,373.9)	$11,774.1
Equity securities:
Nonredeemable preferred stocks[1] (cost: $404.0)	812.4
Common equities (cost: $1,370.3)	1,899.0
Short-term investments (amortized cost: $1,990.0)	1,990.0

Total investments[2,3,4]	16,475.5
Net premiums receivable	3,183.7
Deferred acquisition costs	434.5
Other assets[3,5]	2,601.0

Total assets	$22,694.7

Unearned premiums	$4,930.7
Loss and loss adjustment expense reserves[5]	7,838.4
Other liabilities	1,683.5
Dividend payable	172.0
Debt	2,063.1
Shareholders’ equity	6,007.0

Total liabilities and shareholders’ equity	$22,694.7

Common shares outstanding	604.6
Shares repurchased – December	.2
Average cost per share	$20.94
Book value per share	$9.94
Trailing 12-month return on average shareholders’ equity
Net income	14.5%
Comprehensive income	17.4%
Net unrealized pretax gains (losses) on investments	$1,327.3
Increase (decrease) from November 2012	$(16.9)
Increase (decrease) from December 2011	$276.8
Debt-to-total capital ratio	25.6%
Fixed-income portfolio duration	1.9 years
Weighted average credit quality	AA-
Final 2012 Gainshare factor	1.12

[1]	As of December 31, 2012, we held certain hybrid securities and recognized a change in fair value of $10.0 million as a realized gain during the period we held these securities.
[2]	Includes $4.9 billion of short-term investments and U.S. Treasury securities.
[3]	Total investments exclude $90.9 million of net unsettled security transactions, which are included in “other assets” as of December 31, 2012.
[4]	Includes $1.4 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
[5]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $862.1 million, which are included in “other assets.”

Monthly Commentary

•

For December, we incurred catastrophe losses of about $15 million, or 1.2 loss ratio points, related to Superstorm Sandy, bringing the total for the fourth quarter to $103 million, or 2.5 points. For the year, total catastrophe losses were approximately $279 million, or 1.7 points, compared to $212 million, or 1.4 points, last year.

•

On December 7, 2012, the Board of Directors declared an annual variable dividend to be paid on February 1, 2013, to shareholders of record at the close of business on January 25, 2013 (ex-dividend date of January 23, 2013). The amount of the dividend is $.2845 per common share, or an estimated $172.0 million in the aggregate, and is reflected in our 2012 financial statements. The dividend was calculated using the following formula, as specified by the Board in its December dividend declaration:

Dividend Amount Per Share	=	After-Tax Underwriting Income	X	33 1/3% Target	X	Gainshare Factor
Common Shares Outstanding on 12/31/12

Applying full year 2012 financial results, the dividend was calculated as follows:

$.2845/share	=	$460.8 million	X	33 1/3%	X	1.12
604.6 million

Events

We are currently scheduled to release January results on Wednesday, February 13, 2013, before the market opens.

Progressive is scheduled to hold a one-hour conference call to address questions on Thursday, February 28, 2013, at 9:00 a.m., eastern time, subsequent to the posting of our 2012 Shareholders’ Report online and the filing of our 2012 Annual Report on Form 10-K with the SEC. Registration for the teleconference and webcast will be available at

http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar in February 2013.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach it whenever, wherever, and however it’s most convenient—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. It’s the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, the Snapshot Discount®, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading of governmental, corporate, or other securities by a rating agency; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.